Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of May 24, 2007 to the Credit Agreement referred to below, among DYNEGY HOLDINGS INC. (the “Borrower”), DYNEGY INC., a Delaware corporation, DYNEGY ILLINOIS INC., an Illinois corporation, the other Guarantors party to such Credit Agreement, the Lenders party to such Credit Agreement, CITICORP USA, INC. and JPMORGAN CHASE BANK, N.A., as Administrative Agents, CITICORP USA, INC., as Payment Agent, JPMORGAN CHASE BANK, N.A., as Collateral Agent, and each L/C ISSUER party thereto.

PRELIMINARY STATEMENTS

1. The Borrower, the Guarantors party thereto, the Lenders, the Administrative Agents and the Collateral Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of April 2, 2007 (as in effect immediately prior to the Amendment No. 1 Closing Date (as defined below), the “Credit Agreement”).

2. The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement in connection with the refinancing of certain outstanding indebtedness of Gen Finance (as defined below), including an increase of the amount of the Revolving Credit Facility and the addition of a new term letter of credit facility.

In consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement as amended hereby and used herein shall have the meanings given to them in the Credit Agreement as amended.

Section 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 of this Amendment No. 1, but effective as of the Amendment No. 1 Closing Date (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

2.01. Definitions.

A. Section 1.01 of the Credit Agreement shall be amended by inserting the following definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01) as follows:

“2007 Senior Unsecured Notes” means (a) the $550,000,000 7.5% senior unsecured notes due 2015 issued by the Borrower under that certain Third Supplemental Indenture, dated as of May 24, 2007 (the “Third Supplemental Indenture”), to the 1996 Indenture (including the 7.50% Initial Securities (as defined in the Third Supplemental Indenture) and any 7.50% Private Exchange Securities and 7.50% Exchange Securities (each as so defined) exchanged for such 7.50% Initial Securities in accordance with the Third Supplemental Indenture) and (b) the $1,100,000,000 7.75% senior unsecured notes due 2019 issued by the Borrower under that certain Fourth Supplemental Indenture, dated as of May 24, 2007 (the “Fourth Supplemental Indenture”), to the 1996 Indenture (including the 7.75% Initial Securities (as defined in the

Amendment No. 1

Fourth Supplemental Indenture) and any 7.75% Private Exchange Securities and 7.75% Exchange Securities (each as so defined) exchanged for such 7.75% Initial Securities in accordance with the Fourth Supplemental Indenture).

“Amendment No. 1” means Amendment No. 1 dated as of May 24, 2007 to this Agreement.

“Amendment No. 1 Closing Date” means the date on which Amendment No. 1 shall become effective.

“Amendment No. 1 Lender Addendum” means an Amendment No. 1 Lender Addendum, substantially in the form of Exhibit A to Amendment No. 1, to be executed by any Lender or other Person that shall become a Lender as of the Amendment No. 1 Closing Date as provided in Section 5 of Amendment No. 1.

“Collateral Documents” means, collectively, the Security Agreement, the Collateral Trust Agreement, the Mortgages, the Mortgage Supplements, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements, guaranties or other similar agreements delivered to any of the Agents and the Lenders pursuant to Section 6.12, Section 6.13 or Section 9.01(d), each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Trustees or the Collateral Agent, for the benefit of the applicable Secured Parties and (other than for purposes of the Collateral Trust Agreement and the Security Agreement) the Gen Finance Collateral Documents and the Gen Finance Guaranty.

“CS/Gen Finance Hedge Agreement” means that certain ISDA Master Agreement dated February 9, 2006 between Gen Finance and Credit Suisse International, as amended and novated, and included each “Confirmation” and “Transaction” under and as defined thereunder.

“Existing Gen Finance Letters of Credit” means (a) the letters of credit issued by Credit Suisse and listed on Part A(i) and Part A(ii) of Schedule 2.03(m)(iii) to Amendment No. 1 and (b) the letters of credit issued by Barclays Bank PLC and listed on Part B of Schedule 2.03(m)(iii) to Amendment No. 1, in each case of the Amendment No. 1 Closing Date.

“Existing Gen Finance Swap Contracts” means the J. Aron/Gen Finance Agreement, the CS/Gen Finance Hedge Agreement and MS/Gen Finance Hedge Agreement.

“Gen Finance” means Dynegy Gen Finance Co, LLC (formerly known as LSP Gen Finance Co, LLC), a Delaware limited liability company.

“Gen Finance Collateral” means the assets of Gen Finance and its Subsidiaries securing (a) both before and after the consummation of the Gen Finance Refinancing, the Existing Gen Finance Swap Contracts, (b) immediately prior to the consummation of the Gen Finance Refinancing, the Gen Finance Credit Facilities and (c) upon the consummation of the Gen Financing Refinancing and compliance with the applicable requirements of Section 6.17, the Obligations hereunder to the extent required to be secured by such assets, and with the relative priority, pursuant to Section 6.17.

“Gen Finance Collateral Documents” means all security agreements, pledge agreements, mortgages, deeds of trust, collateral agency and intercreditor agreements, and other

Amendment No. 1

agreements, and any amendments thereto, executed and delivered in connection with the Gen Finance Credit Facilities and the transactions contemplated by the Gen Finance Refinancing.

“Gen Finance Credit Facilities” means the Gen Finance First Lien Facility, the Gen Finance First Lien L/C Facility, the Gen Finance Second Lien Facility, the Gen Finance Special L/C Facility and the Gen Finance W/C Facility.

“Gen Finance First Lien Facility” means the First Lien Credit Agreement dated as of May 4, 2006, among Gen Finance, as borrower, the guarantors named therein, the initial lenders, initial issuing bank and initial swing line bank named therein, Credit Suisse, as administrative agent and first lien collateral agent, Credit Suisse Securities (USA) LLC, as syndication agent, Credit Suisse as documentation agent, and Credit Suisse Securities (USA) LLC, Goldman Sachs Credit Partners L.P., Morgan Stanley & Co. Incorporated, the lenders party thereto and WestLB AG, New York Branch, as joint lead arrangers, as amended.

“Gen Finance First Lien L/C Facility” means the $150,000,000 First Lien Letter of Credit Facility Agreement dated as of August 3, 2006, among Gen Finance, as borrower, the guarantors named therein, Barclays Capital as joint lead arranger and joint book runner, Barclays Bank PLC as initial l/c issuing bank and administrative agent, ING Capital LLC, as joint lead arranger, joint book runner and syndication agent, the lenders party thereto and Credit Suisse as first lien collateral agent, as amended.

“Gen Finance Guaranty” means the guaranty of Gen Finance and certain Affiliates of Gen Finance entered into in connection with the Gen Financing Refinancing pursuant to Section 4(h) of Amendment No. 1.

“Gen Finance Operating Companies” means Gen Finance and each of its Subsidiaries and Affiliates listed on Part A of Schedule 1 to Amendment No. 1.

“Gen Finance Refinancing” means the repayment of all amounts outstanding under the Gen Finance Credit Facilities and the termination of the commitments of the lenders thereunder.

“Gen Finance Second Lien Facility” means the Second Lien Credit Agreement dated as of May 4, 2006, among Gen Finance, as borrower, the guarantors named therein, the initial lenders, Credit Suisse, as administrative agent and second lien collateral agent, Credit Suisse Securities (USA) LLC, as syndication agent, Credit Suisse as documentation agent, and Credit Suisse Securities (USA) LLC, Goldman Sachs Credit Partners L.P., Morgan Stanley & Co. Incorporated, the lenders party thereto and WestLB AG, New York Branch, as joint lead arrangers, as amended.

“Gen Finance Special L/C Facility” means the $500,000,000 Special Letter of Credit Facility Agreement dated as of May 4, 2006, among Gen Finance, as borrower, the guarantors named therein, Credit Suisse as initial special l/c issuing bank, administrative agent, first lien collateral agent and initial lender, Goldman Sachs Credit Partners L.P., as initial lender, Credit Suisse Securities (USA) LLC, as syndication agent, Credit Suisse as documentation agent, and Credit Suisse Securities (USA) LLC and Goldman Sachs Credit Partners L.P., as joint lead arrangers, as amended.

“Gen Finance W/C Facility” means the First Lien Credit Agreement dated as of May 4, 2006, among Gen Finance, as borrower, the guarantors named therein, the initial lenders, initial issuing bank and initial swing line bank named therein, Credit Suisse, as administrative

Amendment No. 1

agent and first lien collateral agent, Credit Suisse Securities (USA) LLC, as syndication agent, Credit Suisse as documentation agent, and Credit Suisse Securities (USA) LLC, Goldman Sachs Credit Partners L.P., Morgan Stanley & Co. Incorporated, the lenders party thereto and WestLB AG, New York Branch, as joint lead arrangers, as amended.

“J. Aron/Gen Finance Agreement” means the Operative Agreement dated as of August 1, 2006 by and among Gen Finance, Dynegy Moss Landing, LLC (f/k/a LSP Moss Landing, LLC) and J. Aron & Company, as amended. For sake of clarity, notwithstanding anything to the contrary in this Agreement, the J. Aron/Gen Finance Agreement shall be deemed a Swap Contract and not Indebtedness for all purposes hereof.

“Kendall” means Dynegy Kendall Energy, LLC (formerly known as LSP Kendall Energy, LLC), a Delaware limited liability company.

“Kendall Operating Companies” means Kendall and each of its Subsidiaries and Affiliates listed on Part B of Schedule 1 to Amendment No. 1.

“Kendall Refinancing” means the repayment of all amounts outstanding under the Kendall Credit Facility and the termination of the commitments of the lenders thereunder.

“Kendall Credit Facility” means the $432,000,000 Credit Agreement dated as of October 7, 2005 among Kendall, as borrower, Credit Suisse as administrative agent and collateral agent and the lenders party thereto, as amended.

“Loan Parties” means, collectively, the Borrower, each Guarantor and each other Restricted Subsidiary party to a Loan Document.

“MS/Gen Finance Hedge Agreement” means the collective reference to the three ISDA Master Agreements dated January 27, 2006 between Gen Finance and Morgan Stanley Capital Group Inc., each as amended and novated, and included each “Confirmation” and “Transaction” under and as defined thereunder.

“Ontelaunee” means Ontelaunee Power Operating Company, LLC, a Delaware limited liability company.

“Ontelaunee Credit Facilities” means the Ontelaunee First Lien Credit Agreement and the Ontelaunee Second Lien Credit Agreement.

“Ontelaunee First Lien Credit Agreement” means the $100,000,000 amended and restated First Lien Credit Agreement dated as of May 5, 2006 among Ontelaunee, as borrower, GSO Capital Partners, LP as bookrunner, lead arranger, administrative agent, collateral agent and syndication and the lenders party thereto, as amended.

“Ontelaunee Operating Companies” means Ontelaunee and each of its Subsidiaries listed on Part C of Schedule 1 to Amendment No. 1.

“Ontelaunee Refinancing” means the repayment of all amounts outstanding under the Ontelaunee Credit Facilities and the termination of the commitments of the lenders thereunder.

“Ontelaunee Second Lien Credit Agreement” means the $50,000,000 amended and restated Second Lien Credit Agreement dated as of May 5, 2006 among Ontelaunee, as borrower,

Amendment No. 1

GSO Capital Partners, LP as bookrunner, lead arranger, administrative agent, collateral agent and syndication and the lenders party thereto, as amended.

“Required Term L/C Collateral Account Balance” means, at any time, with respect to any Term L/C Facility, an amount equal to the Term L/C Issuer Commitments as then in effect under such Term L/C Facility; provided that if at any time the Outstanding Amount of the Term L/C Facility Obligations under such Term L/C Facility exceeds (or would exceed, after the proposed issuance of any Term L/C Facility Letter of Credit under such Term L/C Facility) the Maximum Percentage of such Term L/C Issuer Commitments as then in effect, “Required Term L/C Collateral Account Balance” shall at such time and at all times thereafter mean an amount equal to 103% of such Term L/C Issuer Commitments as in effect from time to time.

“Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(a) and (b) purchase participations in Revolving L/C Obligations, in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 (as amended by Amendment No. 1) under the caption “Revolving Credit Commitment” or in the Assignment and Assumption or a Joinder Agreement entered into under Section 2.13 pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Revolving Credit Commitments is $1,150,000,000 as of the Amendment No. 1 Closing Date.

“Revolving L/C Issuer” means Citibank, JPMCB, ABN AMRO Bank NV, Credit Suisse and Barclays Bank PLC, each in its capacity as issuer of Revolving Letters of Credit hereunder, any successor issuer (under Section 2.03(a)(iv) or otherwise) of Revolving Letters of Credit hereunder, or any other Revolving Credit Lender that agrees, upon the request of the Borrower and with the consent of the Administrative Agents, to become a Revolving L/C Issuer and to issue Revolving Letters of Credit hereunder on the terms and conditions set forth herein. As used herein with respect to any Revolving Letter of Credit, the term “Revolving L/C Issuer” shall refer to the Revolving L/C Issuer of such Revolving Letter of Credit.

“Secured Parties” means, in respect of any Collateral covered by the Collateral Documents, the applicable agents, lenders, holders, purchasers or other Persons for the benefit of which the Liens thereunder shall be created (or purported to be created).

“Term Facility” means a Term L/C Facility or the Tranche B Term Facility.

“Term L/C Collateral Account” means one or more Cash Collateral Accounts or securities accounts established pursuant to, and subject to the terms of, Section 2.03(k), and references herein to “the Term L/C Collateral Account” shall be deemed to refer to each such account or the applicable such account, as the context requires.

“Term L/C Collateral Account Balance” means, at any time, with respect to the Term L/C Collateral Account in respect of any Term L/C Facility, the aggregate amount on deposit in such Term L/C Collateral Account.

“Term L/C Facility” means, at any time, (a) the aggregate Term L/C Facility Term Loans made as of the Closing Date or the related letter of credit facility hereunder pursuant to which Term L/C Facility Letters of Credit shall be issued, as applicable) and (b) the aggregate Term L/C Facility Term Loans made or to be made as of the Amendment No. 1 Closing Date or the related

Amendment No. 1

letter of credit facility hereunder pursuant to which Term L/C Facility Letters shall be issued, as applicable. As of the Amendment No. 1 Closing Date there shall be a single Term L/C Facility hereunder.

“Term L/C Facility Commitment” means (a) as to each Term L/C Facility Lender party hereto as of the Closing Date, its obligation to make a Term L/C Facility Term Loan in a principal amount equal to the amount set forth opposite such Lender’s name on Schedule 2.01 (as in effect on the Closing Date) under the caption “Term L/C Facility Commitment” and (b) to each Term L/C Facility Lender party hereto as of the Amendment No. 1 Closing Date, its obligation to make a Term L/C Facility Term Loan in a principal amount equal to the amount set forth in the Amendment No. 1 Lender Addendum of such Term L/C Facility Lender , as such amount may be adjusted from time to time in accordance with this Agreement.

“Term L/C Facility Letter of Credit” means (a) any Existing Term L/C Facility Letter of Credit as of the Closing Date, (b) the Existing Gen Finance Letters of Credit and (c) any other letter of credit issued under any Term L/C Facility thereunder. A Term L/C Facility Letter of Credit may be a commercial letter of credit or a standby letter of credit.

“Term L/C Facility Obligations” means, as at any date of determination, with respect to any Term L/C Facility, the aggregate undrawn amount of all outstanding Term L/C Facility Letters of Credit plus the aggregate of all Term L/C Facility Unreimbursed Amounts in respect of such Term L/C Facility.

“Term L/C Issuer” means, at any time, (a) Citibank and JPMCB, each in its capacity as issuer of Term L/C Facility Letters of Credit hereunder, any successor issuer (under Section 2.03(a)(iv) or otherwise) of Term L/C Facility Letters of Credit hereunder, (b) Credit Suisse or (c) in the case of any Term L/C Facility, any other Lender that agrees, upon the request of the Borrower, to become a Term L/C Issuer and to issue Term L/C Facility Letters of Credit in respect of such Term L/C Facility on the terms and conditions set forth herein. As used herein with respect to any Term L/C Facility Letter of Credit, the term “Term L/C Issuer” shall refer to the Term L/C Issuer of such Term L/C Facility Letter of Credit.

“Term L/C Issuer Commitment” means, as to each Term L/C Issuer with respect to any Term L/C Facility, its obligation to issue Term L/C Facility Letters of Credit under such Term L/C Facility, in an aggregate face amount at any one time outstanding not to exceed its Term L/C Issuer Sublimit therefor, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term L/C Issuer Commitments is $850,000,000 as of the Amendment No. 1 Closing Date.

“Term L/C Issuer Sublimit” means, as to any Term L/C Issuer with respect to any Term L/C Facility, the amount agreed in writing by such Term L/C Issuer and the Borrower from time to time.

“Term Loan Maturity Date” means (a) with respect to any Term L/C Facility Term Loan or any Term L/C Facility, the Term L/C Facility Term Loan Maturity Date and (b) with respect to any Tranche B Term Loan or the Tranche B Term Facility, the Tranche B Term Loan Maturity Date.

Amendment No. 1

B. The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement shall be amended by amending and restating the proviso set forth in the last sentence of such definition in its entirety to read as follows:

“; provided that if such Permitted Refinancing Indebtedness is incurred more than 30 days after such discharge, the pro forma Leverage Ratio, after giving effect to the incurrence of such Permitted Refinancing Indebtedness (as if such Permitted Refinancing Indebtedness had been incurred on the first day of the applicable Measurement Period), shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0.”

C. The definition of “Subsidiary” in Section 1.01 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

“Effective as of the Closing Date, for avoidance of doubt, neither of Moss Landing Mutual Water Company nor Morro Bay Mutual Water Company shall be a Subsidiary, unless it shall thereafter qualify as such under this definition.”

D. The definition of “Unrestricted Subsidiary” in Section 1.01 of the Credit Agreement shall be amended by amending and restating the penultimate paragraph in its entirety to read as follows:

“As of the Amendment No. 1 Closing Date, notwithstanding anything herein to the contrary, each of the LS Operating Companies (other than Griffith Energy LLC, ED Services LLC and Plum Point Energy Associates, LLC) shall cease to be Unrestricted Subsidiaries and shall become Restricted Subsidiaries.”

2.02 Commitments. Section 2.01(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(b) The Term L/C Facility Term Loans. Subject to the terms and conditions set forth herein, each Term L/C Facility Lender severally agrees to make a term loan in Dollars to the Borrower on the Amendment No. 1 Closing Date in an amount equal to the Term L/C Facility Commitment of such Term L/C Facility Lender. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term L/C Facility Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.”

2.03 Letters of Credit. Section 2.03 of the Credit Agreement shall be amended as follows:

A. The second paragraph of Section 2.03(a)(i) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Subject to the terms and conditions set forth herein, the Term L/C Issuers under any Term L/C Facility agree, (1) from time to time on any Business Day during the period from the Closing Date until the Term L/C Expiration Date, to issue Term L/C Facility Letters of Credit under such Term L/C Facility for the account of the Borrower in Dollars or any Alternative Currency (it being understood and agreed that subject to the other terms herein, the Borrower may obtain for its account Term L/C Facility Letters of Credit on behalf of the Parent or any of its Affiliates), and to amend or renew Term L/C Facility Letters of Credit previously issued by it under such Term L/C Facility, in accordance with Section 2.03(b), and (2) to honor drafts under such Term L/C Facility Letters of Credit; provided that no Term L/C Issuer shall be obligated to make any Term L/C Credit Extension with respect to any Term L/C Facility Letter of Credit under any Term L/C Facility if as of the date of such Term L/C Credit Extension (x) the

Amendment No. 1

Outstanding Amount of all Term L/C Facility Obligations under such Term L/C Facility would exceed the aggregate Term L/C Issuer Commitments under such Term L/C Facility; (y) the Outstanding Amount of Term L/C Facility Obligations in respect of Term L/C Facility Letters of Credit issued by such Term L/C Issuer under such Term L/C Facility would exceed such Term L/C Issuer’s Term L/C Issuer Sublimit thereunder; or (z) the Term L/C Collateral Account Balance with respect to such Term L/C Facility shall be less than the Required Term L/C Collateral Account Balance with respect to such Term L/C Facility; provided, further, that the Dollar Equivalent of the aggregate face amount of Term L/C Facility Letters of Credit issued by a Term L/C Issuer under any Term L/C Facility shall not exceed such Term L/C Issuer’s Term L/C Issuer Sublimit thereunder.”

B. Section 2.03(c) of the Credit Agreement shall be amended by amending and restating the last sentence of the second paragraph of clause (i) thereof to read as follows:

“If the Borrower does not so reimburse the relevant Term L/C Issuer at or prior to the time for payment specified above in respect of such drawing under such Term L/C Facility Letter of Credit, the Payment Agent shall promptly cause the amounts on deposit in the Term L/C Collateral Account with respect to the applicable Term L/C Facility to be applied to repay in full such amounts (such amounts, including accrued interest, the “Term L/C Facility Unreimbursed Amount” and, together with the Revolving Unreimbursed Amount, the “Unreimbursed Amount”) and such Term L/C Facility shall be automatically and permanently reduced by such Term L/C Facility Unreimbursed Amount in accordance with Section 2.05(c).”

C. Section 2.03(k) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(k) Term L/C Collateral Accounts.

(i) On or prior to the Closing Date, the Borrower shall establish a Term L/C Collateral Account for the purpose of cash collateralizing the Borrower’s obligations to the Term L/C Issuers in respect of the Term L/C Facility Letters of Credit under the Term L/C Facility. On the Closing Date the proceeds of the Term L/C Facility Term Loans made on the Closing Date, and on the Amendment No. 1 Closing Date the proceeds of the Term L/C Facility Term Loans made on the Amendment No. 1 Closing Date, together with other funds (if any) provided by the Borrower, shall be deposited into a Term L/C Collateral Account such that, and the Borrower agrees that at all times thereafter, and shall immediately cause additional funds to be deposited and held in such Term L/C Collateral Account from time to time in order that, such Term L/C Collateral Account Balance shall at least equal the Required Term L/C Collateral Account Balance with respect to the Term L/C Facility.

(ii) The Borrower hereby grants to the Collateral Agent, for the benefit of the Term L/C Issuers under the applicable Term L/C Facility, a security interest in the Term L/C Collateral Account with respect to such Term L/C Facility and all cash and balances therein and all proceeds of the foregoing, as security for the Term L/C Facility Obligations in respect of such Term L/C Facility (and, in addition, grants a security interest therein, for the benefit of the Secured Parties as collateral security for the Secured Obligations, provided that amounts on deposit in any Term L/C Collateral Account shall be applied, first, to repay the Term L/C Facility Obligations in respect of such Term L/C Facility and, then, all other Secured Obligations). Except as expressly provided herein or in any other Loan Document, no Person shall have the right to make any withdrawal from any Term L/C Collateral Account or to exercise any right or power with respect thereto; provided that at any time the Borrower shall fail to reimburse any Term L/C Issuer for

Amendment No. 1

any Term L/C Facility Unreimbursed Amounts under any Term L/C Facility in accordance with the terms of Section 2.03(c), the Borrower hereby absolutely, unconditionally and irrevocably agrees that the Collateral Agent shall be entitled to instruct the depositary bank (each, a “Depositary Bank”) of any Term L/C Collateral Account to withdraw therefrom and pay to the Payment Agent for account of such Term L/C Issuer amounts equal to such Term L/C Facility Unreimbursed Amounts. So long as no Event of Default shall have occurred and be continuing, upon at least three Business Days’ prior written notice to the Collateral Agent and the Payment Agent, the Borrower may, at any time and from time to time, request release of and payment to the Borrower of (and the Collateral Agent hereby agrees to instruct the Depositary Bank to release and pay to the Borrower) any amounts on deposit in the Term L/C Collateral Account with respect to any Term L/C Facility in excess of the Required Term L/C Collateral Account Balance with respect to such Term L/C Facility (provided that the Collateral Agent shall have received prior confirmation of the amount of such excess from the Payment Agent). In addition, the Collateral Agent hereby agrees to instruct the Depositary Bank to release and pay to the Borrower amounts (if any) remaining on deposit in any Term L/C Collateral Account after the termination of the applicable Term L/C Facility and all Term L/C Facility Letters of Credit and the repayment in full of all outstanding Term L/C Facility Term Loans and Term L/C Facility Obligations in respect of such Term L/C Facility.”

D. Section 2.03(m) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(m) Existing Letters of Credit. Subject to the terms and conditions hereof, (i) each Revolving Letter of Credit under (and as defined in) the Existing DHI Credit Agreement which is outstanding on the Closing Date and listed on Schedule 2.03(m) (such Revolving Letters of Credit, the “Existing Revolving Letters of Credit) shall, effective as of the Closing Date, be continued as a Revolving Letter of Credit hereunder and from and after the Closing Date shall be a Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof, and each Revolving Credit Lender shall have a participation interest therein equal to such Lender’s Pro Rata Share of the undrawn face amount of each such Revolving Letter of Credit effective as of the Closing Date, (ii) each Term L/C Facility Letter of Credit under (and as defined in) the Existing DHI Credit Agreement which is outstanding on the Closing Date and listed on Schedule 2.03(m) (such Term L/C Facility Letters of Credit, the “Existing Term L/C Facility Letters of Credit”) shall, effective as of the Closing Date, be continued as a Term L/C Facility Letter of Credit under the Term L/C Facility as then in effect and from and after the Closing Date shall be a Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof, (iii) each Existing Gen Finance Letter of Credit which is outstanding on the Amendment No. 1 Closing Date and listed on Part A(i) of Schedule 2.03(m)(iii) to Amendment No. 1 shall, effective as of the Amendment No. 1 Closing Date, be continued as a Term L/C Facility Letter of Credit under the Term L/C Facility as then in effect and from and after the Amendment No. 1 Closing Date shall be a Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof and (iv) each Existing Gen Finance Letter of Credit which is outstanding on the Amendment No. 1 Closing Date and listed on Part A(ii) or Part B of Schedule 2.03(m)(iii) to Amendment No. 1 shall, effective as of the Amendment No. 1 Closing Date, be continued as a Revolving Letter of Credit hereunder and from and after the Amendment No. 1 Closing Date shall be a Letter of Credit for all purposes hereof and shall be subject to and governed by the terms and conditions hereof, and each Revolving Credit Lender shall have a participation interest therein equal to such Lender’s Pro Rata Share of the undrawn face amount of each such Revolving Letter of Credit effective as of the Amendment No. 1 Closing Date.”

Amendment No. 1

2.04 Mandatory Prepayments. Section 2.04(b)(ii) of the Credit Agreement shall be amended by amending, in subclause (A) of the proviso thereof, the reference to the amount “$750,000,000” to read “$1,000,000,000”.

2.05 Mandatory Commitment Reductions. Section 2.05(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(c) Mandatory Commitment Reductions. The Term L/C Facility Commitments of the Term L/C Facility Lenders provided pursuant to Amendment No. 1 shall terminate upon the relevant Term L/C Facility Borrowing on the Amendment No. 1 Closing Date. The Term L/C Issuer Commitments with respect to any Term L/C Facility shall be permanently reduced from time to time by the amount, if any, by which the amount of such Term L/C Issuer Commitments exceed the Maximum Percentage of the applicable Term L/C Collateral Account Balance.

2.06 Incremental Revolving Credit Commitments. Section 2.13(a) of the Credit Agreement shall be amended by amending and restating sub-clause (II) of clause (iii) thereof in its entirety to read as follows:

“(II) the pro forma Leverage Ratio shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0, in each case as of the last day of the most recently ended fiscal quarter for which financial statements are required to be delivered pursuant to Section 6.01(a), (b), (c) and (d) after giving effect to such New Revolving Credit Commitments;”.

2.07 Use of Proceeds.

A. Section 6.11(a) of the Credit Agreement shall be amended by inserting the following new sentence at the end thereof:

“Without limiting the foregoing, Revolving Credit Loans made as of the Amendment No. 1 Closing Date may be used to effect payments of outstanding amounts under the Gen Finance Credit Facilities in connection with the Gen Finance Refinancing.”

B. Section 6.11(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(b) Use the proceeds of the Term L/C Facility Term Loans made on the Closing Date to fund the Term L/C Collateral Account as then in effect, use the proceeds of the Term L/C Facility Term Loans made on the Amendment No. 1 Closing Date to fund the Term L/C Collateral Account with respect to the additional amount of the Term L/C Facility provided pursuant to Amendment No. 1, and use the Term L/C Facility Letters of Credit under any Term L/C Facility for general corporate purposes in the ordinary course of business of the Borrower and its Restricted Subsidiaries not in contravention of any Law or any Loan Document.”

2.08 Covenant to Guarantee Obligations and Give Security in Personal Property. Section 6.12 of the Credit Agreement shall be amended by inserting, at the end of clause (c) of the first sentence thereof, the following words: “or any Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary and become a Restricted Subsidiary pursuant to any of the last two paragraphs of the definition of “Unrestricted Subsidiary”;”.

Amendment No. 1

2.09 Covenant to Give Security in Real Property. Section 6.13 of the Credit Agreement shall be amended by inserting at the end of the first sentence the following: “; provided that the obligations of this Section 6.13 shall apply to any Person which shall become a Loan Party after the Closing Date if at such time or thereafter such Loan Party shall own or acquire any Real Property having a Fair Market Value of $20,000,000 or more and the grant or perfection of the Lien on such Real Property would not require waiver, approval or consent from any Person”.

2.10 Post-Amendment No. 1 Closing Date Undertakings. A new Section 6.17 shall be inserted at the end of Article VI of the Credit Agreement to read as follows:

“6.17. Post-Amendment No. 1 Closing Date Undertakings. The Borrower shall, and cause each of its Subsidiaries to, execute and deliver the documents and complete the tasks set forth in Schedule 4 to Amendment No. 1, in each case, to the extent not executed and delivered or completed, as applicable, as of the Amendment No. 1 Effective Date, within such time period(s) as the Administrative Agents may agree in their sole discretion. Notwithstanding anything herein to the contrary, so long as the grant or perfection of a Lien on the Equity Interests in any Gen Finance Operating Company or on the assets of any Gen Finance Operating Company or the entering into of a Guaranty or Guaranty Supplement by any Gen Finance Operating Company would require waiver, approval or consent from any of the counterparties to the Existing Gen Finance Swap Contracts, (i) the relevant Gen Finance Operating Company or Gen Finance Operating Companies (or their respective LS Holding Company) shall not be required to provide any of the Liens and/or the Guaranty contemplated by Section 6.12 and Section 6.13, but instead shall provide the Liens contemplated by this Section 6.17 (it being understood that when any such Gen Finance Operating Company or its respective LS Holding Company, as applicable, is no longer subject to such requirement, such Gen Finance Operating Company or LS Holding Company, as applicable, shall comply with Section 6.12 and/or Section 6.13 within the time periods specified therein (commencing with the date on which such requirement no longer applies), all in a manner and subject to documentation reasonably satisfactory to the Administrative Agents), and (ii) the Gen Finance Collateral Documents shall govern any enforcement action in respect of Collateral covered thereunder and the application of the proceeds thereof. Notwithstanding anything herein to the contrary, so long as the grant or perfection of a Lien on the Equity Interests in any Ontelaunee Operating Company or on the assets of any Ontelaunee Operating Company or the entering into of a Guaranty or Guaranty Supplement by any Ontelaunee Operating Company would require waiver, approval or consent from any of the counterparties to the Swap Contracts referred to in Schedule 7.01(dd), the relevant Ontelaunee Operating Company or Ontelaunee Operating Companies (or their respective LS Holding Company) shall not be required to provide any of the Liens and/or the Guaranty contemplated by Section 6.12 and Section 6.13, but instead shall provide the Liens contemplated by this Section 6.17 (it being understood that when any such Ontelaunee Operating Company or its respective LS Holding Company, as applicable, is no longer subject to such requirement, such Ontelaunee Operating Company or LS Holding Company, as applicable, shall comply with Section 6.12 and/or Section 6.13 within the time periods specified therein (commencing with the date on which such requirement no longer applies), all in a manner and subject to documentation reasonably satisfactory to the Administrative Agents).”

2.11 Liens. Section 7.01 of the Credit Agreement shall be amended by:

A. deleting the word “and” at the end of clause (bb) thereof;

Amendment No. 1

B. inserting new clauses (cc) and (dd), immediately following clause (bb) thereof, to read as follows:

“(cc) Liens existing on the Amendment No. 1 Closing Date on the assets of Gen Finance and its Subsidiaries; provided that (i) the amount of the Existing Gen Finance Swap Contracts shall not be permitted to be increased or refinanced under this clause (cc), other than any increases as a result of changes in the underlying market prices and rates relevant to such obligations and otherwise by operation of the terms of such obligations (it being understood that from and after the Amendment No. 1 Closing Date Gen Finance and its Subsidiaries shall not enter into, or incur or suffer to exist, any Hedging Obligations, or any other obligation which shall be secured by a lien on any of its assets, not in existence as of the Amendment No. 1 Closing Date) and (ii) notwithstanding the foregoing, with respect to any Existing Gen Finance Swap Contract that as of the Amendment No. 1 Closing Date is supported by a standby letter of credit issued for the account of Gen Finance, Gen Finance shall be permitted to replace such letter of credit by granting to the relevant counterparty to such Existing Gen Finance Swap Contract first and/or second liens, as applicable, on the Gen Finance Collateral, which liens will share equally and ratably with all other then existing Obligations secured by the Gen Finance Collateral of equal ranking in terms of security, and such liens shall be documented pursuant to new or amended collateral documents (including, if appropriate, amendments to the then existing Gen Finance Collateral Documents or new Gen Finance Collateral Documents) having terms consistent with the foregoing requirements and reasonably acceptable to the Administrative Agents;

(dd) Liens existing on the Amendment No. 1 Closing Date and listed on Schedule 7.01(dd) to Amendment No. 1 on certain assets of Ontelaunee as described therein; and”.

C. re-lettering clause “(cc)” thereof as “(ee)” (and any references in the Credit Agreement (prior to giving effect to this Amendment No. 1) to clause (cc) of Section 7.01 shall be likewise deemed to be amended).

2.12 Investments. Section 7.02(s) of the Credit Agreement shall be amended by amending and restating the proviso at the end thereof in its entirety to read as follows:

“; provided that the pro forma Leverage Ratio, after giving effect to such Investment, shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0”.

2.13 Indebtedness. Section 7.03 of the Credit Agreement shall be amended as follows:

A. Clause (xii) of Section 7.03(b) shall be amended and restated in its entirety to read as follows:

“(xii) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness (including unsecured Indebtedness and Indebtedness secured by First Priority Liens or Second Priority Liens or otherwise secured in compliance with Section 7.01), including all Permitted Refinancing Indebtedness in respect of any Indebtedness incurred pursuant to this clause (xii), (other than Guarantees of Indebtedness of Persons other than the Borrower or any of its Restricted Subsidiaries); provided that:

(I) the Borrower shall be in compliance, on a pro forma basis after giving effect to the incurrence of such Indebtedness (as if such Indebtedness had been incurred on the first day of the applicable Measurement Period), with the covenants set forth in Section 7.11;

Amendment No. 1

(II) the pro forma Leverage Ratio, after giving effect to the incurrence of such Indebtedness (as if such Indebtedness had been incurred on the first day of the applicable Measurement Period), shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0;

(III) the gross proceeds of the 2007 Senior Unsecured Notes incurred under this clause (xii) may be used to effect the Gen Financing Refinancing, the Kendall Refinancing and the Ontelaunee Refinancing as of the Amendment No. 1 Closing Date (and to pay fees and expenses in connection therewith) and for other general corporate purposes;

(IV) the proceeds of Indebtedness incurred under this clause (xii) may be used to refinance in full any Indebtedness of any Unrestricted Subsidiary (excluding any LS Operating Company, but including any Sithe Operating Company); provided that unless, at the time of such incurrence, such Unrestricted Subsidiary becomes a Restricted Subsidiary, the incurrence of such Indebtedness and use of proceeds thereof (which, for avoidance of doubt, will be deemed to be an Investment by the Borrower in such Unrestricted Subsidiary) would be in compliance with Section 7.02(s) after giving effect thereto;

(V) such Indebtedness is not scheduled to mature, and is not subject to mandatory repurchase, redemption or amortization (other than pursuant to customary asset sale or change of control provisions requiring redemption or repurchase only if and to the extent permitted by this Agreement) prior to the date that is six months after the Term L/C Facility Term Loan Maturity Date;

(VI) any such Indebtedness of the Borrower may be guaranteed by any of the Borrower Subsidiary Guarantors;

(VII) such Indebtedness is not exchangeable or convertible into Indebtedness or Equity Interests of the Borrower or any Restricted Subsidiary and is not contractually subordinated debt;

(VIII) in the case of any Indebtedness secured by First Priority Liens, such Liens shall comply with the requirements of Section 7.01(b) and, in connection with the incurrence of such Indebtedness, the requirements of Section 6.13(b) shall have been satisfied to the extent applicable; and

(IX) in the case of any Indebtedness secured by Second Priority Liens, such Liens shall comply with the requirements of Section 7.01(c);”.

B. Clause (xv) of Section 7.03(b) shall be amended by amending and restating clause (z) thereof in its entirety to read as follows:

“(z) the pro forma Leverage Ratio, after giving effect to the incurrence of such Indebtedness (as if such Indebtedness had been incurred on the first day of the applicable Measurement Period), shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through

Amendment No. 1

September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0.”

2.14 Asset Sales. Section 7.05(c) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(c) in the case of any Asset Sale other than the sale of Designated Assets or Basket Assets, the pro forma Leverage Ratio, after giving effect to such Asset Sale, shall not exceed (A) 7.5 to 1.0 at any time from the Amendment No. 1 Closing Date through September 30, 2007, (B) 6.5 to 1.0 at any time from October 1, 2007 through December 31, 2007, (C) 6.0 to 1.0 at any time during fiscal year 2008 and (D) thereafter, 5.0 to 1.0.”

2.15 Burdensome Agreements. Section 7.09 of the Credit Agreement shall be amended by amending and restating clause (xii) thereof to read as follows:

“(xii) (i) Indebtedness of a Restricted Subsidiary or (ii) in the case of Gen Finance, the Existing Gen Finance Swap Contracts, in each case existing at the time such Person shall become a Restricted Subsidiary, provided that, other than in the case of Gen Finance with respect to amendments to the Existing Gen Finance Swap Contracts entered into contemporaneously with the Amendment No. 1 Closing Date and acceptable to the Administrative Agents, such restriction was not created in connection with or in anticipation of the transaction or series of transactions pursuant to which such Person became a Restricted Subsidiary or was acquired by the Borrower;”.

2.16 Events of Default. Section 8.01 of the Credit Agreement shall be amended by (i) deleting the word “or” appearing at the end of clause (k) thereof, (ii) replacing the period at the end of clause (l) thereof with “; or” and (iii) inserting a new clause (m), immediately after such clause (l), to read as follows:

“(m) Existing Gen Finance Swap Contracts. There occurs any Contract Support Collateralization Event, any Commodity Hedge and Power Sale Agreement Event of Default or Termination Event or any Early Termination Event (as such terms are defined in the Collateral Agency and Intercreditor Agreement dated as of May 4, 2006 (as amended, including, without limitation, by Amendment No. 3 thereto dated as of May 24, 2007) among Gen Finance, Dynegy Power Generation, LLC (formerly known as LS Power Generation, LLC) and each of the other parties thereto from time to time).”

2.17 Authorization of Agents. Section 9.01 of the Credit Agreement shall be amended by amending and restating paragraph (d) to read as follows:

“(d) Each Lender hereby authorizes the Agents to enter into (or to authorize the Collateral Trustees to enter into) from time to time (and/or agree to any amendments to) (i) intercreditor arrangements on behalf of the Lenders in respect of First Priority Liens and Second Priority Liens permitted hereunder, (ii) any of the Gen Finance Collateral Documents (and/or amendments or supplements thereto or amendments and restatements thereof) or intercreditor arrangements and other agreements relating to the Gen Finance Refinancing (including with respect to the substitution of the Collateral Agent as a collateral agent under the Gen Finance Collateral Documents) and the other transactions contemplated by Amendment No. 1 (including documentation in respect of any transactions contemplated by Section 7.01(cc)(iii) and reflecting appropriate lien priorities and/or limitations on guaranteed amounts) and (iii) any Collateral Documents and/or amendments or supplements thereto or intercreditor arrangements and other

Amendment No. 1

agreements relating to the Ontelaunee Refinancing (including intercreditor, subordination and/or other agreements in respect of any Liens permitted to remain outstanding under Section 7.01(dd) and reflecting appropriate lien priorities and/or limitations on guaranteed amounts), in each case as the Agents shall determine to be appropriate and consistent with the provisions hereof (including amendments to any of the Loan Documents to give effect thereto).”

2.18 Assignments. Section 11.07(a) of the Credit Agreement shall be amended by deleting, at the end of clause (iv) of the second proviso thereof, the following words: “, except that any Term Lender may assign its Term Loans only if it simultaneously assigns to the relevant assignee a ratable portion of each of the Term L/C Facility Term Loan and the Tranche B Term Loan held by such Term Lender (and, for this purpose, the minimum amount for assignments of Term Loans required under clause (iii) above shall be determined based upon the aggregate amount of the Term Loans assigned to such assignee)”.

2.19 Schedules. Schedule 2.01 to the Credit Agreement shall be amended by amending the Revolving Credit Commitments and the Revolving Credit Lenders as of the Amendment No. 1 Closing Date as set forth on Schedule 2.01 attached to this Amendment No. 1.

Section 3. Representations and Warranties. The Borrower and the Parent represents and warrants to the Lenders and the Agents that (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the date hereof and as if each reference therein to the Credit Agreement or words of like import included reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), (b) no Default exists immediately prior to giving effect to this Amendment No. 1 and no Default shall exist immediately after giving effect to Amendment No. 1 and (c) since December 31, 2006, except as disclosed in any Public Disclosure, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 4. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this Amendment No. 1 shall become on the effective as of the date (the “Amendment No. 1 Closing Date”) on which the following conditions shall be satisfied (including, in the case of any documents referred to below, receipt thereof by the Administrative Agents) in each case in a manner in form and substance satisfactory to the Administrative Agents:

(a) Amendment No. 1. Duly executed and delivered counterparts of (i) this Amendment No. 1 from Borrower, the Parent, the Intermediate Parent, the Guarantors, the Agents and each new Term L/C Issuer (if any) and (ii) in the case of any Lender, to the extent required hereby, or any Person that shall become a Lender hereunder as of the Amendment No. 1 Closing Date, this Amendment No. 1 or an Amendment No. 1 Lender Addendum, without duplication, from (I) Lenders and other Persons providing as of the Amendment No. 1 Closing Date additional Revolving Credit Commitments in an aggregate amount of $300,000,000 and additional Term L/C Facility Commitments in an aggregate amount of $450,000,000, (II) the Required Lenders, and (III) Revolving Credit Lenders having more than 50% of the Revolving Credit Commitments (immediately prior to giving effect to this Amendment No. 1).

(b) Amendments to Collateral Documents. Duly executed and delivered counterparts of such amendments (if any) to any of the Collateral Documents existing as of the Amendment No. 1 Closing Date as the Administrative Agents shall reasonably request to give effect to the transactions contemplated by this Amendment No. 1.

Amendment No. 1

(c) Corporate Documents. Such documents and certificates as the Administrative Agents or their counsel may reasonably request relating to the borrowings under the Credit Agreement as amended hereby in respect of the legal matters relating to the Loan Parties (including board of director resolutions and evidence of the incumbency of officers), the Credit Agreement as amended hereby, and such documents and certifications as the Administrative Agents may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

(d) Officer’s Certificate. A certificate dated the Amendment No. 1 Closing Date and signed by a Responsible Officer of the Borrower certifying that (i) the incurrence of the 2007 Senior Unsecured Notes issued as of the Amendment No. 1 Closing Date shall comply with the requirements of Section 7.03(b)(xii) of the Credit Agreement as amended hereby (and attaching the calculations in reasonable detail of the pro forma compliance requirements under subclauses (I) and (II) thereof (and reflecting such pro forma adjustments thereto reasonably satisfactory to the Administrative Agents with respect to the fact that certain financial information for the first quarter of 2007 for the LS Operating Companies, the Sithe Operating Companies and/or the JV Entities is not available and/or that Gen Finance has not been in existence for a full four quarter period), (ii) the conditions specified in Sections 4.02(a), (b) and (c) of the Credit Agreement have been satisfied and (iii) each of the other conditions under this Section 4 shall have been satisfied.

(e) Opinion of Counsel. A favorable opinion of (i) Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties and (ii) each other local counsel to the Loan Parties in the jurisdictions that delivered an opinion on the Closing Date pursuant to Section 4.01(a)(ix) of the Credit Agreement, in each case addressed to the Agents and the Lenders and in form and substance reasonably satisfactory to the Administrative Agents (and each of the Loan Parties hereby instructs each such counsel to deliver each such opinion to the Agents and the Lenders).

(f) Borrowing Notices. A Request for Credit Extension for a Revolving Credit Borrowing and a Term L/C Borrowing under the Term L/C Facility (and, with respect to the existing Term L/C Facility Term Loans, an Interest Period election notice for an Interest Period or Interest Periods of the same duration(s) as for such Term L/C Borrowing and in the same proportion), provided that any such Request for Credit Extension that selects the Eurodollar Rate for Borrowings shall have been so received by 12:00 noon (eastern time) three Business Days prior to the Amendment No. 1 Closing Date, together with one or more written indemnities in form and substance satisfactory to the Administrative Agents obligating the Borrower to compensate the Lenders for losses, costs and expenses of the type described in Section 3.05 of the Credit Agreement that may be incurred by them in the event such Borrowings are not made on the date requested in such Request for Credit Extension (it being understood that (i) the Borrower shall effect such Revolving Credit Borrowings and/or prepayments of Revolving Credit Loans as of the Amendment No. 1 Closing Date such that, after giving thereto, Revolving Credit Loans then outstanding shall be held ratably by the Revolving Credit Lenders according to their respective Revolving Credit Commitments after giving effect to this Amendment No. 1 and (ii) effective as of the Amendment No. 1 Closing Date, each Revolving Credit Lender’s ratable participation interest in each Revolving Letter of Credit then outstanding under the Credit Agreement as amended hereby shall automatically be adjusted to reflected its Pro Rata Share of the Revolving Credit Commitments after giving effect to Amendment No. 1).

Amendment No. 1

(g) Issuance of New Unsecured Notes. Evidence of receipt by the Borrower of gross proceeds of not less than $1,650,000,000 from the issuance of the 2007 Senior Unsecured Notes.

(h) Gen Finance Refinancing. Evidence satisfactory to the Administrative Agents of (i) the consummation of the Gen Finance Refinancing and (ii) that the execution and/or delivery of the documents, and the completion of the other matters, listed on Part A of Schedule 4 to this Amendment No. 1 (including the execution and delivery by Gen Finance and the other guarantors thereunder of a first lien guaranty and a second lien guaranty in respect of the Obligations in the form attached as Exhibit B and Exhibit C, respectively, to this Amendment No. 1) will occur, in each case, as of the Amendment No. 1 Closing Date or within such time period thereafter as the Administrative Agents may agree in their sole discretion.

(i) Kendall and Ontelaunee Refinancings. Evidence satisfactory to the Administrative Agents (i) of the consummation of the Kendall Refinancing and the Ontelaunee Refinancing including the termination of all liens securing the Kendall Credit Facility and (except as permitted under Section 7.01(dd) of the Credit Agreement as amended hereby) the Ontelaunee Credit Facilities (or arrangements satisfactory to the Administrative Agents for such termination of such liens shall have been made) and (ii) that the execution and/or delivery of the documents, and the completion of the other matters, listed on Parts B and C of Schedule 4 to this Amendment No. 1 will occur, in each case, as of the Amendment No. 1 Closing Date or within such time period thereafter as the Administrative Agents may agree in their sole discretion.

(k) Term L/C Collateral Account. The Borrower shall have funded the existing Term L/C Collateral Account in the additional amount required by Section 2.03(k) of the Credit Agreement as amended hereby.

(l) Payment of Fees. Evidence that (i) all fees in respect of this Amendment No. 1 required to be paid by the Borrower on or before the Amendment No. 1 Closing Date shall have been paid and (ii) to the extent that written invoices have been provided to the Borrower, all costs and expenses of the Administrative Agents in connection with this Amendment No. 1 shall have been paid.

(m) Other Documents. Such other documents as the Administrative Agents may reasonably request.

Section 5. Delivery of Amendment No. 1 Lender Addenda. Each Lender (other than the Lenders set forth on the signature pages hereof) and each other Person which is not a Lender under the Credit Agreement that shall become a Lender as of the Amendment No. 1 Closing Date shall become a party to this Amendment No. 1 (and, in the case of each such other Person, the Credit Agreement as amended hereby) by delivering to the Administrative Agents an Amendment No. 1 Lender Addendum, duly executed by it, the Borrower and the Administrative Agents.

Section 6. Confirmation of Guarantee and Collateral Documents. Each of the Loan Parties party hereto confirms and ratifies all of its respective obligations under the Credit Agreement as amended hereby and the Loan Documents to which it is a party (including its respective obligations as a guarantor under Article X of the Credit Agreement) and the Liens granted by it under the respective Loan Documents (as amended hereby).

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any

Amendment No. 1

of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Blank]

Amendment No. 1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DYNEGY INC.

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

DYNEGY ILLINOIS INC.

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

DYNEGY HOLDINGS INC.

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

DYNEGY GEN FINANCE CO, LLC

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

Amendment No. 1

OTHER GUARANTORS:

DYNEGY POWER CORP.

DPC II INC.

DYNEGY ENGINEERING, INC.

DYNEGY SERVICES, INC.

DYNEGY POWER MANAGEMENT SERVICES, L.P.

CALCASIEU POWER, INC.

DYNEGY PARTS AND TECHNICAL SERVICES, INC.

DYNEGY POWER MANAGEMENT SERVICES, INC.

HEP COGEN, INC.

NORTHWAY COGEN, INC.

DYNEGY POWER SERVICES, INC.

OYSTER CREEK COGEN, INC.

RRP COMPANY

DPC COLOMBIA – OPON POWER RESOURCES COMPANY

TERMO SANTANDER HOLDING, LLC

RIVERSIDE GENERATION, INC.

RIVERSIDE GENERATING COMPANY, L.L.C.

ROLLING HILLS GENERATION, INC.

DYNEGY RENAISSANCE POWER, INC.

DYNEGY NORTHEAST GENERATION, INC.

HUDSON POWER, L.L.C.

DYNEGY MIDSTREAM GP, INC.

DYNEGY UPPER HOLDINGS, L.L.C.

DYNEGY HOLDING COMPANY, L.L.C.

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

Amendment No. 1

DMG ENTERPRISES, INC.

HAVANA DOCK ENTERPRISES, LLC

DMT HOLDINGS, INC.

DMT G.P., L.L.C.

DMT HOLDINGS, L.P.

DYNEGY MARKETING AND TRADE

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

ILLINOVA CORPORATION

ILLINOVA GENERATING COMPANY

IPG PARIS, INC.

ILLINOVA ENERGY PARTNERS, INC.

PARISH POWER, INC.

CALCASIEU POWER, LLC

DELTA COGEN, INC.

DYNEGY POWER HOLDINGS, INC.

COGEN POWER, INC.

COGEN POWER, L.P.

BLACK MOUNTAIN COGEN, INC.

BLUEGRASS GENERATION, INC.

BLUEGRASS GENERATION COMPANY, L.L.C.

BLUE RIDGE GENERATION INC.

BLUE RIDGE GENERATION LLC

CHICKAHOMINY GENERATING COMPANY

CHICKAHOMINY POWER, LLC

DYNEGY OPERATING COMPANY

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

Amendment No. 1

GEORGIA MERCANTILE POWER, INC.

HEARD COUNTY POWER, L.L.C.

DYNEGY ROSETON, L.L.C.

DYNEGY GLOBAL ENERGY, INC.

DYNEGY BROADBAND MARKETING AND TRADE

DYNEGY GP INC.

DYNEGY STRATEGIC INVESTMENTS, L.P.

DYNEGY STRATEGIC INVESTMENTS GP, L.L.C.

RENAISSANCE POWER, L.L.C.

ROLLING HILLS GENERATING, L.L.C.

DYNEGY POWER MARKETING, INC.

DYNEGY ENERGY SERVICES, INC.

ILLINOIS POWER ENERGY, INC.

DEM GP, LLC

DYNEGY ENERGY MARKETING, LP

DYNEGY ADMINISTRATIVE SERVICES COMPANY

NIPC, INC.

DYNEGY CATLIN MEMBER, INC.

DYNEGY MIDWEST GENERATION, INC.

DYNEGY I.T., INC.

DPC POWER RESOURCES HOLDING COMPANY

ROCKINGHAM POWER, L.L.C.

By:	/s/ Charles C. Cook
	Name:	Charles C. Cook
	Title:	Senior Vice President and Treasurer

Amendment No. 1

DYNEGY STRATEGIC INVESTMENTS LP, INC.
DYNEGY DANSKAMMER, L.L.C.
DYNEGY MIDSTREAM HOLDINGS, INC.
DYNEGY GAS TRANSPORTATION, INC.
DYNEGY STORAGE TECHNOLOGY AND SERVICES, INC.
ROCKY ROAD POWER, LLC
COGEN LYONDELL, INC.
DYNEGY MANAGEMENT, INC.
DEM LP, LLC
DMT L.P., L.L.C.

By:	/s/ Charles C. Cook

Name:	Charles C. Cook
Title:	Senior Vice President and Treasurer

Amendment No. 1

DYNEGY GAS IMPORTS, LLC
DYNEGY NEW YORK HOLDINGS, INC. EXRES SHC, INC.
EXRES POWER HOLDINGS, INC.
SITHE ENERGIES, INC.
SITHE ENERGIES U.S.A., INC.
ENERGY FACTORS, INCORPORATED
SITHE/INDEPENDENCE INDUSTRIAL ENERGY PARK INC.
SITHE ENERGIES MARKETING, INC.
SITHE POWER MARKETING, INC.
SITHE POWER HOLDINGS, INC.
SITHE/INDEPENDENCE EQUITY LLC
SITHE/INDEPENDENCE LLC
SITHE/INDEPENDENCE INDUSTRIAL ENERGY PARK, L.P.
SITHE ENERGY MARKETING, L.P.
GRIFFITH HOLDINGS LLC
DYNEGY FALCON HOLDINGS INC.
DYNEGY GENERATION HOLDINGS, LLC
DYNEGY PLUM POINT HOLDINGS, LLC
DYNEGY PLUM POINT, LLC
DYNEGY POWER GENERATION, LLC
DYNEGY ONTELAUNEE HOLDING, LLC
DYNEGY KENDALL HOLDING, LLC

By:	/s/ Charles C. Cook

Name:	Charles C. Cook
Title:	Senior Vice President

Amendment No. 1

AGENTS

JPMORGAN CHASE BANK, N.A.,
as a Lender, an Administrative Agent, a Revolving L/C Issuer, a Term L/C Issuer and the Collateral Agent

By:	/s/ Robert W. Traband
Name: Robert W. Traband
Title: Executive Director

Amendment No. 1

CITICORP USA, INC.,
as a Lender, an Administrative Agent and the Payment Agent

By:	/s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

Amendment No. 1

CITIBANK, N.A.,
as a Revolving L/C Issuer and a Term L/C Issuer

By:	/s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

Amendment No. 1

CREDIT SUISSE, Cayman Islands Branch, as a Term L/C Issuer

By:	/s/ Thomas Cantello
Name: Thomas Cantello
Title: Director

By:	/s/ Shaheen Malik
Name: Shaheen Malik
Title: Associate

Amendment No. 1

BARCLAYS BANK PLC,
as a Revolving Credit Lender and Revolving L/C Issuer

By:	/s/ David Barton
Name: David Barton
Title: Associate Director

Amendment No. 1